Exhibit 24.1

LIMITED POWER OF ATTORNEY

(Form S-3)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CITIGROUP INC., a Delaware corporation (the “Company”), does hereby constitute and appoint Michael L. Corbat, John C. Gerspach, and Rohan Weerasinghe, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on a Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit (the “Securities”), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, such Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit, or another appropriate form in respect of the registration of the Securities, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, such Registration Statement, any other appropriate form or any amendments thereto, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has signed these presents this 24th day of April, 2018.

By:	/s/ Michael E. O’Neill
Name: Michael E. O’Neill

LIMITED POWER OF ATTORNEY

(Form S-3)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CITIGROUP INC., a Delaware corporation (the “Company”), does hereby constitute and appoint Michael L. Corbat, John C. Gerspach, and Rohan Weerasinghe, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on a Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit (the “Securities”), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, such Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit, or another appropriate form in respect of the registration of the Securities, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, such Registration Statement, any other appropriate form or any amendments thereto, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has signed these presents this 24th day of April, 2018.

By:	/s/ Ellen M. Costello
Name: Ellen M. Costello

LIMITED POWER OF ATTORNEY

(Form S-3)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CITIGROUP INC., a Delaware corporation (the “Company”), does hereby constitute and appoint Michael L. Corbat, John C. Gerspach, and Rohan Weerasinghe, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on a Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit (the “Securities”), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, such Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit, or another appropriate form in respect of the registration of the Securities, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, such Registration Statement, any other appropriate form or any amendments thereto, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has signed these presents this 24th day of April, 2018.

By:	/s/ John C. Dugan
Name: John C. Dugan

LIMITED POWER OF ATTORNEY

(Form S-3)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CITIGROUP INC., a Delaware corporation (the “Company”), does hereby constitute and appoint Michael L. Corbat, John C. Gerspach, and Rohan Weerasinghe, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on a Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit (the “Securities”), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, such Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit, or another appropriate form in respect of the registration of the Securities, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, such Registration Statement, any other appropriate form or any amendments thereto, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has signed these presents this 24th day of April, 2018.

By:	/s/ Duncan P. Hennes
Name: Duncan P. Hennes

LIMITED POWER OF ATTORNEY

(Form S-3)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CITIGROUP INC., a Delaware corporation (the “Company”), does hereby constitute and appoint Michael L. Corbat, John C. Gerspach, and Rohan Weerasinghe, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on a Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit (the “Securities”), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, such Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit, or another appropriate form in respect of the registration of the Securities, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, such Registration Statement, any other appropriate form or any amendments thereto, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has signed these presents this 24th day of April, 2018.

By:	/s/ Peter Blair Henry
Name: Peter Blair Henry

LIMITED POWER OF ATTORNEY

(Form S-3)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CITIGROUP INC., a Delaware corporation (the “Company”), does hereby constitute and appoint Michael L. Corbat, John C. Gerspach, and Rohan Weerasinghe, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on a Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit (the “Securities”), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, such Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit, or another appropriate form in respect of the registration of the Securities, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, such Registration Statement, any other appropriate form or any amendments thereto, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has signed these presents this 24th day of April, 2018.

By:	/s/ Franz B. Humer
Name: Franz B. Humer

LIMITED POWER OF ATTORNEY

(Form S-3)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CITIGROUP INC., a Delaware corporation (the “Company”), does hereby constitute and appoint Michael L. Corbat, John C. Gerspach, and Rohan Weerasinghe, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on a Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit (the “Securities”), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, such Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit, or another appropriate form in respect of the registration of the Securities, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, such Registration Statement, any other appropriate form or any amendments thereto, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has signed these presents this 24th day of April, 2018.

By:	/s/ S. Leslie Ireland
Name: S. Leslie Ireland

LIMITED POWER OF ATTORNEY

(Form S-3)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CITIGROUP INC., a Delaware corporation (the “Company”), does hereby constitute and appoint Michael L. Corbat, John C. Gerspach, and Rohan Weerasinghe, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on a Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit (the “Securities”), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, such Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit, or another appropriate form in respect of the registration of the Securities, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, such Registration Statement, any other appropriate form or any amendments thereto, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has signed these presents this 24th day of April, 2018.

By:	/s/ Renée J. James
Name: Renée J. James

LIMITED POWER OF ATTORNEY

(Form S-3)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CITIGROUP INC., a Delaware corporation (the “Company”), does hereby constitute and appoint Michael L. Corbat, John C. Gerspach, and Rohan Weerasinghe, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on a Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit (the “Securities”), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, such Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit, or another appropriate form in respect of the registration of the Securities, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, such Registration Statement, any other appropriate form or any amendments thereto, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has signed these presents this 24th day of April, 2018.

By:	/s/ Gene McQuade
Name: Gene McQuade

LIMITED POWER OF ATTORNEY

(Form S-3)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CITIGROUP INC., a Delaware corporation (the “Company”), does hereby constitute and appoint Michael L. Corbat, John C. Gerspach, and Rohan Weerasinghe, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on a Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit (the “Securities”), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, such Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit, or another appropriate form in respect of the registration of the Securities, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, such Registration Statement, any other appropriate form or any amendments thereto, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has signed these presents this 24th day of April, 2018.

By:	/s/ Gary M. Reiner
Name: Gary M. Reiner

LIMITED POWER OF ATTORNEY

(Form S-3)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CITIGROUP INC., a Delaware corporation (the “Company”), does hereby constitute and appoint Michael L. Corbat, John C. Gerspach, and Rohan Weerasinghe, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on a Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit (the “Securities”), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, such Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit, or another appropriate form in respect of the registration of the Securities, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, such Registration Statement, any other appropriate form or any amendments thereto, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has signed these presents this 24th day of April, 2018.

By:	/s/ Anthony M. Santomero
Name: Anthony M. Santomero

LIMITED POWER OF ATTORNEY

(Form S-3)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CITIGROUP INC., a Delaware corporation (the “Company”), does hereby constitute and appoint Michael L. Corbat, John C. Gerspach, and Rohan Weerasinghe, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on a Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit (the “Securities”), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, such Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit, or another appropriate form in respect of the registration of the Securities, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, such Registration Statement, any other appropriate form or any amendments thereto, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has signed these presents this 24th day of April, 2018.

By:	/s/ Diana L. Taylor
Name: Diana L. Taylor

LIMITED POWER OF ATTORNEY

(Form S-3)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CITIGROUP INC., a Delaware corporation (the “Company”), does hereby constitute and appoint Michael L. Corbat, John C. Gerspach, and Rohan Weerasinghe, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on a Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit (the “Securities”), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, such Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit, or another appropriate form in respect of the registration of the Securities, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, such Registration Statement, any other appropriate form or any amendments thereto, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has signed these presents this 24th day of April, 2018.

By:	/s/ James S. Turley
Name: James S. Turley

LIMITED POWER OF ATTORNEY

(Form S-3)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CITIGROUP INC., a Delaware corporation (the “Company”), does hereby constitute and appoint Michael L. Corbat, John C. Gerspach, and Rohan Weerasinghe, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on a Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit (the “Securities”), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, such Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit, or another appropriate form in respect of the registration of the Securities, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, such Registration Statement, any other appropriate form or any amendments thereto, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has signed these presents this 24th day of April, 2018.

By:	/s/ Deborah C. Wright
Name: Deborah C. Wright

LIMITED POWER OF ATTORNEY

(Form S-3)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CITIGROUP INC., a Delaware corporation (the “Company”), does hereby constitute and appoint Michael L. Corbat, John C. Gerspach, and Rohan Weerasinghe, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on a Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit (the “Securities”), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, such Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit, or another appropriate form in respect of the registration of the Securities, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, such Registration Statement, any other appropriate form or any amendments thereto, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has signed these presents this 24th day of April, 2018.

By:	/s/ Ernesto Zedillo
Name: Ernesto Zedillo